1 NASDAQ: ISTR Raymond James Conference: September 9, 2015 Exhibit 99.1

Forward-looking Statements

This
presentation
may
include
forward-looking
statements
as
defined
by
the
Private
Securities
Litigation
Reform
Act
of
1995.
These
forward-looking
statements
are
based
upon
current
expectations
and
assumptions
about
our
business
that
are
subject
to
a
variety
of
risks
and
uncertainties
that
could
cause
the
actual
results
to
differ
materially
from
those
described
in
this
presentation.
You
should
not
rely
on
forward-looking
statements
as
a
prediction
of
future
events.
Additional
information
regarding
factors
that
could
cause
actual
results
to
differ
materially
from
those
discussed
in
any
forward
looking
statements
are
described
in
reports
and
registration
statements
we
file
with
the
SEC,
including
our
Annual
Report
on
Form
10-K
and
subsequent
Quarterly
Reports
on
Form
10-Q
and
Current
Reports
on
Form
8-K,
copies
of
which
are
available
on
the
Investar
internet
website
http://www.investarbank.com.
We
disclaim
any
obligation
to
update
any
forward-looking
statements
or
any
changes
in
events,
conditions
or
circumstances
upon
which
any
forward-looking
statement
may
be
based
except
as
required
by
law.
www.investarbank.com
NASDAQ: ISTR
We
encourage
everyone
to
visit
the
Investors
Section
of
our
website
at
www.investarbank.com,
where
we
have
posted
additional
important
information
such
as
press
releases
and
SEC
filings.
We
intend
to
use
our
website
to
expedite
public
access
to
time-
critical
information
regarding
the
Company
in
advance
of
or
in
lieu
of
distributing
a
press
release
or
a
filing
with
the
SEC
disclosing
the
same
information.

Company Profile as of June 30, 2015

Share Outstanding
7,293,209
Assets
$921.9 million
Market Cap
$110.9 million
Net Loans
$667.9 million
Price per Share
$15.20
Deposits
$706.0 million
Dividend Yield (YTD)
0.19%
Tangible Equity
$103.7 million
Price/ Tangible Book Value
106.9%
TE/TA
11.29%
Price/LTM EPS
15.2x
Net Income
$3.8 million
ROAA
0.86%
ROAE
7.17%
NPAs/Assets
0.56%
Net Interest Margin
3.71%
Cost of Funds
0.79%
Market Data
Financial Highlights

Senior Management
John J. D’Angelo,
President & CEO
Christopher L. Hufft,
Chief Accounting Officer
•
Founding President and Chief Executive Officer
•
New Orleans native; graduate of Louisiana State University
•
Prior to founding Investar, Mr. D’Angelo was president and director of Aegis
Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia
•
Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank
(the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge
Parish, Louisiana, market
•
Current ownership of 2%
•
Joined the Bank in February 2014 as Chief Accounting Officer
•
Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of
Accounting at Amedisys, Inc., a publicly-traded home health and hospice company
•
Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors
•
B.S. Accounting –
Louisiana State University
Travis M. Lavergne,
Chief Credit Officer
•
Served as Executive Vice President and Chief Credit Officer since March, 2013 and
Chief Risk Management Officer since joining in July 2012
•
Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana
Office of Financial Institutions from September 2005 to July 2012
•
B.S. Finance –
Louisiana State University
•
M.B.A. Southeastern Louisiana University

Accomplishments to Date
Key Areas Staffed with Experienced Bankers
Very Strong Growth Complemented by Two Successful Acquisitions
High Quality Organic Loan Portfolio
Nimble Institution Able to Shift Resources as Customers’ Demands Change
Firmly Established in Four Key Louisiana Markets
Since commencing operations in June 2006, Investar has successfully established a profitable commercial bank in multiple growth markets:

Completed Initial Public Offering of 3.3 million shares generating net proceeds of
$41.7 million

Franchise Overview
Franchise History

June 2006 –
Chartered with an
initial capitalization of $10.1
million
2Q 2011 –
Opened two
additional branches in Baton
Rouge Market
May 2013 –
Entered the
Hammond market through the
acquisition of First Community
Bank
October 1, 2011 –
Acquired
South Louisiana Business Bank
July 2013 –
Entered Lafayette
market by opening a de novo
branch
December 2012 –
Entered the
New Orleans market through
the purchase of two closed
branch locations and hiring of
local bankers
May 2009 –
Opened second
branch in Baton Rouge
FY 2008 –
Achieved profitability
in second full year of
operations
July 2014 –
Completed initial
public offering of 3.3 million
shares
August 2014 –
Opened
additional branch in Baton
Rouge market

Franchise Overview
Branch Map

Current
•
Total Assets: $922 Million
•
11 full-service branches in the Baton
Rouge, New Orleans, Hammond, and
Lafayette markets
•
176 employees at June 30, 2015
•
One new branch opening in 2015
•
Institutional ownership 42%
•
Insider ownership 9%
•
5-year CAGRs¹
–
Assets –
38.3%
–
Loans –
35.6%
–
Deposits –
34.2%
(1)
For the five years ended December 31, 2014

Current Strategy
•
Management
–
Continue to add experienced bankers in new and existing markets
•
Market
–
Southern Louisiana focus with complementary new market expansion
•
Growth
–
Leverage existing infrastructure in four markets
–
Limited de novo branching
–
Opportunistic, disciplined acquisition strategy
•
Asset Quality
–
Loan portfolio diversity
–
Disciplined credit philosophy –
legacy delinquencies less than 1%
•
Profitability
–
Expected to increase as investment in infrastructure has already been made

Opportunistic Acquirer
•
Two whole bank transactions since 2011
•
Processes and infrastructure established to analyze selective opportunities going forward
9
•
Announced: June, 2011
•
Closed: October, 2011
•
1 Branch in Prairieville, LA
•
$31.5 million in gross loans¹
•
$38.6 million in deposits¹
•
Announced: January, 2013
•
Closed: May, 2013
•
2 Branches –
Hammond and Mandeville, LA
•
$77.5 million in gross loans¹
•
$86.5 million in deposits¹
Rationale
•
Entered Ascension Parish with 3.4% deposit
market share
•
Capital accretive
•
Management talent
Rationale
•
Recorded bargain purchase gain
•
Initial entrance into Hammond market plus
another location in the New Orleans MSA
South Louisiana Business Bank
First Community Bank
•
Focused on existing footprint and complementary markets in Southern Louisiana
•
60% of Louisiana-headquartered banks < $250 million in assets²
•
81% of Louisiana-headquartered banks < $500 million in assets²
Current Landscape
(1)
Based on fair values at time of closing
(2)
As of March 31, 2015

Growth Has Been the Story
Total Assets
+33%
+69%
+34%
Gross Loans
+43%
+38%
+66%
+34%
10
FCB Acquisition
FCB Acquisition
SLBB Acquisition
SLBB Acquisition
Note: Gray shading denotes the marked value of acquired assets and loans on date of the respective acquisitions of South Louisiana Bank (closed on October 1, 2011) and First Community Bank (closed on May 1, 2013)
+39%
+5%
+4%
HFS
HFS

Loan Composition

Loan Composition
Amount
%
Amount
%
Amount
%
Amount
%
Amount
%
Mortgage loans on real estate
Construction and land development
$20,271
$20,271
7.0%
7.0%
$63,170
$63,170
12.5%
12.5%
$71,350
$71,350
11.4%
11.4%
$70,927
$70,927
10.5%
10.5%
($423)
($423)
-0.1%
-0.1%
1-4 Family
54,813
54,813
19.0
19.0
104,685
104,685
20.8
20.8
137,519
137,519
22.1
22.1
153,118
153,118
22.7
22.7
$15,599
$15,599
11.3
11.3
Multifamily
1,750
1,750
0.6
0.6
14,286
14,286
2.8
2.8
17,458
17,458
2.8
2.8
21,260
21,260
3.2
3.2
$3,802
$3,802
21.8
21.8
Farmland
64
64
0.0
0.0
830
830
0.2
0.2
2,919
2,919
0.5
0.5
3,001
3,001
0.4
0.4
$82
$82
2.8
2.8
Commercial real estate
Owner occupied
52,533
52,533
18.2
18.2
78,415
78,415
15.6
15.6
119,668
119,668
19.2
19.2
129,825
129,825
19.3
19.3
$10,157
$10,157
8.5
8.5
Nonowner occupied
47,394
47,394
16.4
16.4
78,948
78,948
15.6
15.6
105,390
105,390
16.9
16.9
119,321
119,321
17.7
17.7
$13,931
$13,931
13.2
13.2
Commercial and industrial
15,319
15,319
5.3
5.3
32,665
32,665
6.5
6.5
54,187
54,187
8.7
8.7
56,485
56,485
8.4
8.4
$2,298
$2,298
4.2
4.2
Consumer
96,609
96,609
33.5
33.5
131,096
131,096
26.0
26.0
114,299
114,299
18.4
18.4
119,649
119,649
17.8
17.8
$5,350
$5,350
4.7
4.7
Total loans
$288,753
100%
100%
$504,095
$504,095
100%
100%
$622,790
$622,790
100%
100%
$673,586
$673,586
100%
100%
$50,796
$50,796
8.2%
8.2%
Loans held for sale
16,988
16,988
5,029
5,029
103,396
103,396
78,212
78,212
(25,184)
(25,184)
(24.4)
(24.4)
Total gross loans
$305,741
$509,124
$509,124
$726,186
$726,186
$751,798
$751,798
$25,612
$25,612
3.5%
3.5%
Increase/(Decrease)
2012
2013
2014
2015
December 31,
June 30,

Loan Composition
June 30, 2015
Business Lending Portfolio²
12
(1)
Total loans includes gross loans less loans held for sale
(2)
Business lending portfolio includes owner occupied CRE and C&I loans as of June 30, 2015
Total
Business
Lending
Portfolio
2
:
$186.3 million
Total Loans¹: $673.6 million
Yield on loans: 4.73%
52% of CRE is owner occupied

Credit Metrics

FCB Acquisition
NPAs / Total Loans + OREO
NCOs / Average Loans
Peers¹
Investar
Peers¹
Investar
(1)
Peer group consists of UBPR peers produced by the FFIEC and defined by a combination of asset size, number of branches and location in a Metropolitan Statistical Area.

Disciplined Lending

•
Reserves / Total Loans¹
,
²:  0.85%
•
Reserves / (Total Loans¹ –
Acquired):  0.91%
•
(Reserves + FV Marks) / Total Loans¹
,
²:  0.95%
Reserves
/
Total
Loans¹
,
²
Reserves / NPLs
Provision Expense / NCOs
NM
5
NM
NM
3
4
(1)
Total loans excludes loans held for sale and allowance for loan losses
(2)
Includes $41.1 million of loans from previous acquisitions that were marked-to-market as of June 30, 2015
(3)
Reserves/NPLs for December 31, 2011 was 6,236%
(4)
Reserves/NPLs for December 31, 2012 was 5,136%
(5)
Investar recorded net recoveries in FY 2012

Deposit Composition and Growth
Deposit Composition ¹
($706 million)
Total Deposits
2010 -
Present
Strategy
has
been
to
bring
in
customers
through
competitive
rates,
then
implement
an
aggressive
cross-sell
strategy
(1)
As of June 30, 2015
Cost
of
funds
of
interest
bearing
deposits:
0.84%
Growth in noninterest bearing deposits: 23%

Financial Highlights

(1)
Gross loans includes loans held for sale (HFS)
(2)
Efficiency ratio is a non-GAAP financial measure
Amounts in thousands, except share data
2015
2014
2014
2013
Financial Highlights
Total Assets
$921,855
$729,070
$879,354
$634,946
Gross Loans
(1)
$751,798
$596,106
$726,186
$509,124
Total Deposits
$706,007
$578,667
$628,118
$532,606
Total Stockholders' Equity
$106,873
$57,940
$103,384
$55,483
Shares Outstanding
7,293,209
3,945,753
7,262,085
3,945,114
Capital Ratios
Tangible Equity / Tangible Assets
11.29%
7.54%
11.76%
8.74%
Tier 1 Leverage Ratio
12.15%
8.37%
12.61%
9.53%
Total RBC Ratio
14.10%
10.46%
14.41%
11.51%
Asset Quality Ratios
NPAs / Total Assets
0.56%
0.65%
0.69%
0.79%
NPLs / Loans
0.40%
0.23%
0.54%
0.30%
Loan Loss Reserves / Total Loans
0.85%
0.69%
0.74%
0.67%
Loan Loss Reserves / NPLs
213.20%
296.24%
138.61%
227.00%
NCOs / Avg Loans
0.00%
0.03%
0.07%
0.09%
Performance Ratios
Net Income
$1,813
$1,067
$5,397
$3,168
ROAE
6.82%
7.45%
6.80%
6.10%
ROAA
0.82%
0.61%
0.73%
0.64%
Net Interest Margin
3.70%
3.85%
3.85%
4.10%
Efficiency Ratio
(2)
67.87%
73.85%
74.90%
78.07%
Per Share Data
Tangible Book Value per Share
$14.22
$13.86
$13.79
$13.24
Diluted Earnings per Share
$0.25
$0.26
$0.93
$0.81
Year Ended December 31,
Quarter Ended June 30,

Performance Metrics

Net Interest Margin
(1)
Return on average assets was adjusted for the bargain purchase gain recognized in 2013 and the net effect of the Company’s investment in a tax credit entity recognized in 2014.
Return on Average Assets

Performance Metrics

(1)
Efficiency ratio is a non-GAAP financial measure. The efficiency ratio was adjusted for the impairment related to the Company’s investment in a tax credit entity for the quarter and year ended December 31, 2014 and for the bargain purchase gain recognized as a result of the acquisition of South Louisiana Business Bank for the year ended December 31, 2013.
Expense Ratios
74.5%
80.1%
74.3%
80.0%
72.8%
67.9%
3.19%
3.82%
3.65%
3.83%
3.32%
3.00%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
2010
2011
2012
2013
2014
Q2 2015
2010
2011
2012
2013
2014
Q2 2015
Employees
49
70
100
167
179
176
Locations
4
5
7
10
11
11
Year Ended December 31,

$715
$999
$2,361
$3,168
$5,397
$0.43
$0.47
$0.71
$0.81
$0.93
-$0.80
-$0.60
-$0.40
-$0.20
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$500
$1,500
$2,500
$3,500
$4,500
$5,500
$6,500
2010
2011
2012
2013
2014
Profitability
+70%
+40%
+34%
+136%
19
Net Income and Earnings Per Share
$1,442
$2,008
$1,950
$1,813
$0.20
$0.28
$0.27
$0.25
-$0.80
-$0.60
-$0.40
-$0.20
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$500
$1,500
$2,500
$3,500
$4,500
$5,500
$6,500
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Investment Highlights
•
Strong historical balance sheet and earnings growth
•
Meaningful organic opportunities exist in market
•
Profitable with room to grow into current infrastructure
•
Clean asset quality
•
Experienced management team
•
Experienced, disciplined acquirer
•
Committed level of insider ownership

21 Appendix * * * * * * * * * *

Non-GAAP Financial Measures

Tangible book value per share, the ratio of tangible equity to tangible assets, and the efficiency ratio are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders’ equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders’ equity (on a GAAP basis) to tangible equity and total assets
(on a GAAP basis) to tangible assets and calculates our tangible book value per share.
Dollar values in thousands except per share amounts
Three Months Ended
2010
2011
2012
2013
2014
2014 Q2
2015 Q2
Total Stockholders' Equity -
GAAP
$16,814
$35,166
$43,553
$55,483
$103,384
$57,940
$106,873
Adjustments
Goodwill
$0
$2,684
$2,684
$2,684
$2,684
$2,684
$2,684
Other Intangibles
$0
$155
$145
$573
$532
$552
$511
Tangible Equity
$16,814
$32,327
$40,724
$52,226
$100,168
$54,704
$103,678
Total Assets -
GAAP
$209,465
$279,330
$375,446
$634,946
$879,354
$729,070
$921,855
Adjustments
Goodwill
$0
$2,684
$2,684
$2,684
$2,684
$2,684
$2,684
Other Intangibles
$0
$155
$145
$573
$532
$552
$511
Tangible Assets
$209,465
$276,491
$372,617
$631,689
$876,138
$725,834
$918,660
Total Shares Outstanding
Book Value Per Share
$11.46
$12.82
$13.56
$14.06
$14.24
$14.68
$14.65
Effect  of Adjustment
$0.00
($1.03)
($0.88)
($0.82)
($0.45)
$0.82
($0.43)
Tangible Book Value Per Share
$11.46
$11.79
$12.68
$13.24
$13.79
$13.86
$14.22
Total Equity to Total Assets
8.03%
12.59%
11.60%
8.74%
11.76%
7.95%
11.59%
Effect of Adjustment
-
(0.90)
(0.67)
(0.47)
(0.33)
(0.41)
0.30
Tangible Equity to Tangible Assets
8.03%
11.69%
10.93%
8.27%
11.43%
7.54%
11.29%
Efficiency Ratio
Noninterest Expense
$6,195
$8,615
$11,645
$19,024
$24,384
$5,729
$6,682
Income before Noninterest Expense
$7,293
$10,116
$14,985
$23,340
$30,926
$7,310
$9,446
Provision
$1,019
$639
$685
$1,026
$1,628
$448
$400
Efficiency Ratio
74.5%
80.1%
74.3%
78.1%
74.9%
73.8%
67.9%
Year Ended December 31,

Income Statement

Three Months Ended
2010
2011
2012
2013
2014
2014 Q2
2015 Q2
INTEREST INCOME
Interest and fees on loans
$       9,082
$    10,877
$    13,968
$    21,686
$    29,979
$       7,119
$       8,646
Interest on investment securities
611
406
585
756
1,339
278
523
Other interest income
17
19
34
30
50
10
18
TOTAL INTEREST INCOME
9,710
11,302
14,857
22,472
31,368
7,407
9,187
INTEREST EXPENSE
Interest on deposits
3,194
2,445
2,361
3,204
4,273
1,050
1,299
Interest on borrowings
300
134
181
256
402
108
108
TOTAL INTEREST EXPENSE
3,494
2,579
2,542
3,460
4,675
1,158
1,407
NET INTEREST INCOME
6,216
8,723
12,042
19,012
26,694
6,249
7,780
PROVISION FOR LOAN LOSSES
1,019
639
685
1,026
1,628
448
400
NET
INTEREST
INCOME
AFTER
PROVISION
FOR
LOAN
LOSSES
5,197
8,084
11,360
17,986
25,066
5,801
7,380
NON-INTEREST INCOME
Service charges on deposit accounts
74
102
118
214
305
73
97
Gain on sale of investment securities, net
184
160
139
449
340
48
134
Net gain on sale of assets
-
55
36
346
1,892
1,026
1,084
Bargain purchase gain
-
-
-
906
-
-
-
Fee income on mortgage loans held for sale, net
1,733
1,569
3,131
2,843
2,119
89
210
Other operating income
105
146
201
596
1,204
273
541
TOTAL NON-INTEREST INCOME
2,096
2,032
3,625
5,354
5,860
1,509
2,066
INCOME BEFORE NON-INTEREST EXPENSE
7,293
10,116
14,985
23,340
30,926
7,310
9,446
NON-INTEREST EXPENSE
Salaries and employee benefits
3,538
4,909
7,461
11,772
14,565
3,491
3,971
Impairment on investment in tax credit entity
-
-
-
-
690
-
-
Operating expenses
2,657
3,706
4,184
7,252
9,129
2,238
2,711
TOTAL NON-INTEREST EXPENSE
6,195
8,615
11,645
19,024
24,384
5,729
6,682
INCOME BEFORE INCOME TAX EXPENSE
1,098
1,501
3,340
4,316
6,542
1,581
2,764
INCOME TAX EXPENSE
383
502
979
1,148
1,145
514
951
NET INCOME
715
$
999
$
2,361
$
3,168
$
5,397
$
1,067
$
1,813
$
Basic earnings per share
0.51
$
0.54
$
0.79
$
0.86
$
0.98
$
0.27
$
0.25
$
Diluted earnings per share
0.43
$
0.47
$
0.71
$
0.81
$
0.93
$
0.26
$
0.25
$
Year Ended December 31,